SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TLC The Laser Center Inc.
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

      |X| No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      __________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      __________________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

      __________________________________________________________________________

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      __________________________________________________________________________

      (2) Form, schedule or registration statement no.:

      __________________________________________________________________________

      (3) Filing party:

      __________________________________________________________________________

      (4) Date filed:

      __________________________________________________________________________

- ----------

      (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                         [LOGO OF TLC LASER EYE CENTERS]

                            TLC THE LASER CENTER INC.

                         MANAGEMENT INFORMATION CIRCULAR

                            GENERAL PROXY INFORMATION

Solicitation of Proxies

      The information contained in this management information circular ("Circular") is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders (the "Meeting") of TLC The Laser Center Inc. (the "Corporation" or "TLC") to be held on November 4, 1999 at 2:00 p.m. (Toronto time) at the Toronto Stock Exchange Conference Center, 2 First Canadian Place, Toronto, Ontario, and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting. It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally by employees of the Corporation, without additional remuneration. The Corporation will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. The solicitation of proxies by this circular is being made by or on behalf of the management of the Corporation and the total cost of the solicitation will be borne by the Corporation. The information contained herein is given as at September 1, 1999, except where otherwise noted. This Circular and the accompanying annual report to shareholders was first sent or given to shareholders on or about September 29, 1999.

Appointment of Proxies

      The persons named in the enclosed form of proxy are representatives of management of the Corporation and are directors or officers of the Corporation. A shareholder who wishes to appoint some other person (who need not be a shareholder of the Corporation) to represent such shareholder at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy. To be valid, proxies must be deposited with the secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 not later than the close of business on November 2, 1999 or, if the Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

Non-Registered Shareholders

      Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, shares of the Corporation beneficially owned by a person (a "Non-Registered Holder") are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (or CDS)) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Corporation has distributed copies of the Notice, this Circular and the form of proxy (collectively, the "meeting materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders of Common Shares.

      Intermediaries are required to forward the meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the meeting materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive meeting materials will either:

      (a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to the secretary of the Corporation as set out above under "General Proxy Information - Appointment of Proxies"; or

      (b) more typically, be given a form of proxy which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

      In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the proxy and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Revocation of Proxies

      In addition to revocation in any other manner provided by law, a shareholder who has given a proxy may revoke the proxy (a) by completing and signing a proxy bearing a later date and depositing it as aforesaid; or (b) by depositing an instrument in writing executed by the shareholder or the shareholder's attorney authorized in writing (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

      A Non-Registered Holder may revoke a proxy authorization form (voting instructions) or a waiver of the right to receive meeting materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a proxy authorization form (voting instructions) or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

Voting of Proxies

      The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives as indicated under the headings in this Circular. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting. The judge of elections will include Common Shares that are present and entitled to vote but that are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining the approval of any matter submitted to stockholders for a vote. If a broker indicates on a proxy that such broker does not have discretionary authority as to certain Common Shares to vote on a particular matter, such shares will be considered as present and not entitled to vote with respect to that matter.

      The enclosed form of proxy confers discretionary authority upon the management representatives designated therein with respect to amendments to or variations of matters identified in the notice of meeting and with respect to other matters which may properly come before the Meeting. At the date of this Circular, the management of the Corporation knows of no such amendments, variations or other matters.

                          VOTING SHARES AND RECORD DATE

      On September 1, 1999, the Corporation had outstanding 37,410,324 common shares (the "Common Shares"). Each registered holder of Common Shares of record at the close of business on September 24, 1999, the record date established for notice of the Meeting, will be entitled to one vote for each Common Share held by such shareholder on all matters proposed to come before the Meeting, except to the extent that such shareholder has transferred any Common Shares after the record date and the transferee of such shares establishes ownership thereof and demands, not later than 10 days before the Meeting, to be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such shares.

                              ELECTION OF DIRECTORS

      The number of directors to be elected at the Meeting is seven. It is the intention of the management representatives designated in the enclosed form of proxy to vote the Common Shares in respect of which they are appointed for the election as directors of the proposed nominees whose names are set out below, unless the shareholder who has given such proxy has directed that the Common Shares be withheld from voting. All such nominees have been directors since the dates indicated below. Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual meeting or until his successor is elected or appointed.

Information Regarding Nominees For Election As Directors

      The following tables sets out the name and municipality of residence of each person proposed by management of the Corporation to be nominated for election as a director, the position with the Corporation which each nominee presently holds, the principal occupation of each nominee, and the date on which each nominee was first elected or appointed director. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee.

Name and Municipality      Position with        Principal               Director
   of Residence             Corporation         Occupation               Since
   ------------             -----------         ----------               -----

Elias Vamvakas........    President, Chief      Officer of the          May 1993
Richmond Hill,            Executive Officer     Corporation
Ontario                   and Chairman of the
                          Board of Directors

Dr. Jeffery J. Machat.    Director,             Ophthalmologist         May 1993
Richmond Hill,            Co-National Medical
Ontario                   Director

John F. Riegert.......    Secretary and         Officer of the         June 1995
North York, Ontario       Director              Corporation

Howard J. Gourwitz..      Director(1)(2)(3)     Attorney and           June 1995
Bloomfield Hills,                               Counsellor-at-Law,
Michigan                                        shareholder of
                                                Gourwitz and
                                                Barr, P.C.

Dr. William David
Sullins, Jr...........    Director(1)(2)(3)     Optometrist            June 1995
Athens, Tennessee


James R. Connacher....    Director(1)(2)        Corporate Director  January 1996
Toronto, Ontario

Warren S. Rustand.....    Director(2)(3)        Management          October 1997
Tucson, Arizona                                 Consultant

- ----------
(1)   Member of the Corporation's Compensation Committee.
(2)   Member of the Corporation's Corporate Governance Committee.
(3)   Member of the Corporation's Audit Committee.

Directors And Executive Officers

      Elias Vamvakas (age 41) is the President, Chief Executive Officer and Chairman of the Board of Directors of TLC. Prior to co-founding TLC in 1993, Mr. Vamvakas was the President of E.A. Vamvakas Insurance Agencies Limited and the President of the Creative Planning Financial Group of Companies.

      Jeffery J. Machat, MD, (age 39) is the Co-National Medical Director of TLC. Prior to co-founding TLC in 1993, Dr. Machat performed laser vision correction at the Laser Eye Centre, the Toronto Laser Sight Centre, the Bochner Eye Institute and the Windsor Laser Eye Institute. Dr. Machat received his Royal College of Canada Certification in Ophthalmology in 1990. Dr. Machat was also board certified by the American Academy of Ophthalmology in 1991 and is a member of the American Society of Cataract and Refractive Surgeons and the International Society of Refractive Surgery.

      James R. Connacher (age 62) has been a director of TLC since January 1996. Mr. Connacher was a Vice-Chairman of Gordon Capital Corporation, a Canadian investment dealer from 1994 to 1998. Mr. Connacher was the Chairman and Chief Executive Officer of Gordon Capital Corporation from 1978 to August 1994 and the Chairman and Managing Partner from August 1994 to December 1995.

      David C. Eldridge, OD, FAAO (age 44) is the Executive Vice President, Clinical Affairs of TLC. Prior to joining TLC full-time in 1997, Dr. Eldridge was an optometrist from 1978 to 1997 and was the first private practice optometrist in the United States to perform laser eye surgery. He served as President of the Oklahoma Chapter of the American Association of Optometry
(AAO), President of the Oklahoma American Optometric Association ("OAOA"), member of the OAOA Board of Directors, Chairman of the OAOA Education Committee, Oklahoma "Optometrist of the Year" in 1993 and is a charter member of the OAOA Contact Lens Section. Dr. Eldridge is a Fellow of the American Association of Optometry.

      Howard J. Gourwitz (age 51) has been a director of TLC since June 1995. Mr. Gourwitz has been a shareholder of the Southfield, Michigan law firm Gourwitz and Barr, P.C. since January 1993. Mr. Gourwitz specializes in the practice of corporate and tax law, estate and financial planning, and commercial planning, real estate, sports and entertainment law.

      Peter M. Hetz (age 51) was appointed Vice President of Human Resources of TLC in 1999. From 1988 to 1999, Mr. Hetz was the Vice-President, Human Resources for Chubb Security Canada Inc. From 1987 to 1988, Mr. Hetz served as Manager, Employee Relations for NCR Canada Inc. From 1980 to 1987, Mr. Hetz served as Manager, Labour Relations for the Bank of Montreal. Mr. Hetz was also Personnel Management Consultant for the Montreal Catholic School Commission from 1969 to 1980.

      Kathryn M. Hughes (age 29) is the Vice President of Marketing for TLC. Prior to joining TLC in 1999, Ms. Hughes served as the National Director of Marketing Operations for HealthSouth Corporation, the largest provider of outpatient surgery and rehabilitation health care services in the United States.

      Gary F. Jonas (age 54) is the Executive Vice President, Development for TLC. Prior to joining TLC in 1997, Mr. Jonas was a founder and the Chief Executive Officer of 20/20 Laser Centers, Inc. from 1993 to February 1997. From 1988 to 1993, Mr. Jonas served as the President and Chief Operating Officer of Earle Palmer Brown, an advertising agency in the United States. From 1975 to 1988, Mr. Jonas was the CEO of University Research Corporation, a health service consulting company. Mr. Jonas is currently a director of LaserSight Technologies, Inc.

      Peter J. Kastelic, CA, (age 42) was appointed Chief Financial Officer and Treasurer of TLC in July 1997. From 1994 to 1997, Mr. Kastelic served as Vice President of Finance for the Potash Company of Canada. Prior to 1994, Mr. Kastelic held the position of Vice President and Controller of Curragh Inc., which was a mining company listed on The Toronto Stock Exchange and New York Stock Exchange.

      Ronald J. Kelly, LLB, (age 37) was appointed General Counsel of TLC in September 1996. From 1990 to 1996, Mr. Kelly practiced law in the law firm of Siskind, Cromarty, Ivey & Dowler in London, Ontario where he practiced corporate, commercial and technology law. Mr. Kelly is a former Adjunct Professor of contract law at the University of Western Ontario.

      William P. Leonard (age 34) was appointed the Vice President of Operations for TLC in 1999. Previously, he served as Regional General Manager for TLC. Prior to joining TLC in 1997, Mr. Leonard was a Site Manager of 20/20 Laser Centers, Inc. from 1995 to February 1997. From 1990 to 1995, Mr. Leonard was a Territory Manager for Wesley Jessen Corporation, a division of Schering-Plough Corp.

      Henry Lynn (age 48) was appointed Executive Vice President, Information Systems of TLC in March 1998. During 1994 Mr. Lynn was Vice President Information Systems for Hawker Siddeley Canada, Inc. and from 1995 to March 1998 performed in that role for BeaconEye Inc. Prior to 1994, Mr. Lynn was Vice President, Information Systems of Indal Ltd., a large diversified multi-plant manufacturing organization.

      John F. Riegert (age 70) is the Secretary of TLC. Prior to joining TLC in June 1995, Mr. Riegert was the Chief Executive Officer of Crossroads Christian Communications Inc., a national broadcasting company, from 1992 to 1995, a private corporate consultant from 1991 to 1992, and the Vice President and Secretary-Treasurer of the Canadian Bankers' Association from 1969 to 1991.

      Warren S. Rustand (age 56) has been a director of TLC since October 1997. Mr. Rustand is currently the Managing General Partner of Harlingwood Capital Partners, a San Diego-based company. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services, from 1996 to August, 1998. Mr. Rustand was Chairman and Chief Executive Officer of The Cambridge Company Ltd., a merchant banking and management consulting company, from 1987 to 1997. From 1994 to 1997, Mr. Rustand was also the Chairman of 20/20 Laser Centers, Inc.

      Rochelle E. Stenzler (age 45) was appointed the President of International Operations for TLC in 1999. From 1997 to 1998, Ms. Stenzler served as the President of Revlon Canada, Inc. From 1988 to 1997, Ms. Stenzler was with Pharma Plus Drugmarts Ltd., Ontario's largest retail drug store chain, serving first as the Senior Vice President of Operations from 1988 to 1992, and subsequently, as the President and General Manager from 1992 to 1997.

      William David Sullins, Jr., OD, (age 56) has been a director of TLC since June 1995. Dr. Sullins has been the President and Chief of Clinical Services of Athens Eye Care Clinic, P.C. since 1991. Dr. Sullins is a founding member and distinguished practitioner of National Academies of Practice, a Fellow and former member of the Admissions Committee of the American Academy of Optometry, a Fellow and Admissions Chair of the Tennessee Academy of Optometry, Adjunct Professor at the Southern College of Optometry, member Council on Optometric Education, and Past President and former Chairman of the Board of Trustees of the American Optometric Association. Dr. Sullins is a director of First Franklin Bankshares, a financial holding company, and of First National Bank and Trust Company. Dr. Sullins is a Fellow of the American Association of Optometry.

      Madeline D. Walker (age 52) was appointed the Chief Operating Officer of TLC in 1996. Ms. Walker has been associated with TLC since 1993. Since 1990, she has also been the President of Mainstay Human Resources Corporation, a management consulting company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires the Corporation's directors, certain officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "Commission"). Such, directors, officers and 10% shareholders are also required by the Commission's rules to furnish the Corporation with copies of all Section 16(a) reports they file. The Corporation assists its directors and officers and preparing their Section 16(a) reports. In fiscal year 1999, the preparation of certain Section 16(a) reports was delayed. As a result, a report on Form 4 for each of Mr. Gary Jonas (the April 1999 report, reporting 2 transactions), Mr. Warren Rustand (the January 1999 report, reporting one transaction and the March 1999 report, reporting 7 transactions), and Mr. Howard Gourwitz (the October 1998 report, reporting 3 transactions, the January 1999 report, reporting 4 transactions, and the April 1999 report, reporting one transaction) were filed late.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as at September 1, 1999, the security ownership of the Corporation, directly and beneficially (including vested options), by the directors and Named Executive Officers of the Corporation (see "Executive Compensation"), the directors and executive officers as a group, and each person who, to the knowledge of the directors or officers of the Corporation, beneficially owns, directly or indirectly, or exercises control or direction over Common Shares carrying more than 5% of the voting rights attached to all outstanding Common Shares of the Corporation (the "Principal Shareholders").

Name                                        Number of     Percentage of Class
- ----                                         Common       -------------------
                                            Shares(1)
                                            ---------

Elias Vamvakas(2)...................        3,169,507            8.35%

Dr. Jeffery J. Machat(3)............        2,915,000            7.78%

TAL Investments Counsel Limited.....        2,275,000            6.08%

Putnam Investment Management........        1,920,000            5.13%

John F. Riegert(4)..................            9,000              *

Howard J. Gourwitz(5)...............          245,268              *

Dr. William David Sullins, Jr.(6)...           43,900              *

James R. Connacher(7)...............           61,000              *

Warren S. Rustand(8)................           10,818              *

Gary F. Jonas.......................          150,515              *

David C. Eldridge (9) ..............          142,090              *

William P. Leonard (10).............            4,025              *

All directors and officers as a
   group(11) .......................        6,874,109            18.0%

- -----------

*     Less than 1%.

(1) Number represents Common Shares held and Common Shares underlying options that are currently exercisable or exercisable within 60 days of September 1, 1999.

(2) Includes vested options for 533,273 shares. Shares owned by Mr. Vamvakas are held directly as to 586,234 and indirectly as to 2,050,000 by 1111881 Ontario Limited, a corporation wholly-owned by the Vamvakas Family Trust.

(3) Includes vested options for 55,207 shares. Shares owned by Dr. Machat are held directly as to 22,293 and indirectly as to 2,837,500 by 1123562 Ontario Limited, a corporation wholly-owned by the Machat Family Trust.

(4)   Includes vested options for 9,000 shares.

(5) Includes vested options for 10,000 shares. Excludes 1,174,009 Common Shares owned by LNG Enterprises, Inc., of which Mr. Gourwitz is an associate.

(6)   Includes vested options for 10,000 shares.

(7)   Includes vested options for 10,000 shares.

(8)   Includes vested options for 5,000 shares.

(9)   Includes vested options for 47,707 shares.

(10)  Includes vested options for 3,825 shares.

(11) Includes vested options for 789,012 shares. Excludes 1,174,009 shares owned by LNG Enterprises, Inc.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation earned during the last three completed fiscal years by the Chief Executive Officer and the Corporation's four highest paid executive officers who were serving as executive officers at the end of the financial year ended May 31, 1999 ("Fiscal 1999") and whose annual salary and bonus exceeded C$100,000 in Fiscal 1999 (together, the "Named Executive Officers"). In the table below, and elsewhere in this Circular, references to "C$" shall mean Canadian dollars and references to "US$" shall mean United States dollars.

                                            Annual                              Long-Term
                                          Compensation                         Compensation
- -------------------------------------------------------------------------------------------------
                                                                                       Common
                                                                                    Shares under
                               Fiscal      $         ($) Salary      ($) Bonus         Option
Name and Principal Position     Year   Currency   June 1- May 31  June 1 - May 31     (#)(1)
- -------------------------------------------------------------------------------------------------
Elias Vamvakas,                 1997       US         235,417        250,000(2)           Nil
Chief Executive Officer         1998       US         260,417            Nil              Nil
                                1999       US         282,391            Nil          250,000(5)
- -------------------------------------------------------------------------------------------------
Jeffery J. Machat,              1997       US         200,000            Nil           25,000
Co-National Medical Director    1998        C         773,448(3)         Nil           15,000
                                1999       US         960,228(3)         Nil           20,000
- -------------------------------------------------------------------------------------------------
Gary Jonas (4)                  1997       US          67,045            Nil              Nil
Executive Vice President        1998       US         224,328            Nil           15,000
Strategic Growth                1999       US         219,420            Nil              Nil
- -------------------------------------------------------------------------------------------------
David C. Eldridge               1998       US       $ 126,122            Nil           15,000
Executive Vice-President,       1999       US       $ 172,054            Nil           20,000
Clinical Affairs
- -------------------------------------------------------------------------------------------------
William P. Leonard              1999       US       $ 118,890         60,000           15,750
Vice-President, Operations
- -------------------------------------------------------------------------------------------------

(1) These options vest one year after the date granted, unless otherwise stated.

(2)   This amount has become payable to Mr. Vamvakas, but has not yet been paid.

(3) Dr. Machat became an officer of the Corporation in January 1996. The Corporation has entered into a consulting agreement with Excimer Management Corporation which corporation will make available to TLC the services of Dr. Jeffery J. Machat as a consultant relating to the business of the Corporation. Pursuant to such agreement, Dr. Machat is designated Co-National Medical Director of TLC. The agreement provides for an annual consulting fee in the amount of US$200,000. Dr. Machat has also entered into a surgery agreement with the Corporation pursuant to which he will perform excimer laser procedures at one or more of the Corporation's clinics and will be entitled to receive a fee of US$200 per eye for routine cases, US$300 per eye for refractive problems or US$400 per eye for complex cases. For fiscal 1998 and later years, in order to comply with U.S. disclosure requirements, the procedure fee has been included in the amount of salary compensation. The procedure fees were not included in previous disclosure reports under Canadian disclosure rules. Of the amount set forth above, US$200,000 constitutes the consulting fee paid by the Corporation for Dr. Machat's services as Co-National Medical Director, and the remainder constitutes procedure fees paid by patients for medical services performed by Dr. Machat at TLC clinics.

(4)   Mr. Jonas was an officer for only a portion of Fiscal 1997.

(5) These are "bonus" options. Options to acquire 125,000 common shares vested immediately and options to acquire 62,500 will vest on each of December 31, 1999 and December 31, 2000, provided that, prior to each of such dates, (i) the Company achieves certain financial results or (ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified dates, the unvested options are forfeited.

Options Granted During Fiscal 1999

      The following table sets forth the individual grants of stock options for Fiscal 1999 to the Named Executive Officers:


- ------------------------------------------------------------------------------------------------------------------------------------
                      Common                         % of Total     Exercise  Market Value
                      Shares                           Options      or Base    of Common
                       Under                          Granted to     Price       Shares                               Value Under
                      Options                        Employees in              Underlying                             Black-Scholes
   Name               Granted        Date of Grant    Fiscal Year             Options on the    Expiration Date       Option Pricing
                       (#)                                                    Date of Grant                           Model
- ------------------------------------------------------------------------------------------------------------------------------------
Elias Vamvakas       125,000(1)     August 14, 1998     15.87%      US$13.13     US$13.13        August 14, 2003      US$723,500(2)

                      62,500(3)     August 14, 1998      7.94%      US$13.13     US$13.13       December 31, 2004(4)  US$361,750(5)

                      62,500(6)     August 14, 1998      7.94%      US$13.13     US$13.13       December 31, 2005(4)  US$361,750(5)
- ------------------------------------------------------------------------------------------------------------------------------------
Jeffery J.  Machat    20,000(7)    December 1, 1998       2.5%      US$19.50     US$19.50       December 1, 2003      US$159,200(2)
- ------------------------------------------------------------------------------------------------------------------------------------
William P. Leonard    15,750(7)    December 1, 1998       2.0%      US$19.50     US$19.50       December 1, 2003      US$125,370(2)
- ------------------------------------------------------------------------------------------------------------------------------------
Gary F. Jonas              -                      -         -              -            -                      -               -
- ------------------------------------------------------------------------------------------------------------------------------------
David C. Eldridge     20,000(7)    December 1, 1998       2.5%      US$19.50     US$19.50       December 1, 2003      US$159,200(2)
- ------------------------------------------------------------------------------------------------------------------------------------

(1)   Options vested immediately.

(2) Assumes: 5.8% risk-free rate of interest; dividend yield of 0%; volatility 35%; options mature in 5 years.

(3)   Options will vest on December 31, 1999, provided that, prior to such date,
      (i) the Company achieves certain financial results or (ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified date, the unvested options are forfeited.

(4)   Options mature five years from the date of vesting.

(5) Assumes: 5.8% risk-free rate of interest; dividend yield of 0%; volatility 35%.

(6)   Options will vest on December 31, 2000, provided that, prior to such date,
      (i) the Company achieves certain financial results or (ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified date, the unvested options are forfeited.

(7)   Options vest one year after the date of grant.

Aggregate Option Exercises During Fiscal 1999 and Fiscal Year-End Option Values

      The following table sets forth all stock options exercised by the Named Executive Officers of the Corporation, the total number of shares underlying unexercised options of the Named Executive Officers and their dollar value at the end of Fiscal 1999:

- -----------------------------------------------------------------------------------------------------------------------
                                                      Unexercised Options at Fiscal   Value of Unexercised in-the-Money
                                                                 Year-End              Options at Fiscal Year-End (US$)
                                                                                                     Note (1)
- -----------------------------------------------------------------------------------------------------------------------
                          Common         Aggregate    Exercisable   Unexerciseable    Exercisable   Unexerciseable
                          Shares           Value
    Name                Acquired on       Realised
                        Exercise (#)       (US$)
- -----------------------------------------------------------------------------------------------------------------------
Elias Vamvakas            200,000        7,231,125      733,273         250,000        28,751,693      7,625,000
- -----------------------------------------------------------------------------------------------------------------------
Dr. Jeffery J. Machat           -                -       55,207          20,000         2,132,087        490,000
- -----------------------------------------------------------------------------------------------------------------------
David C. Eldridge               -                -       47,707          20,000         1,842,362        490,000
- -----------------------------------------------------------------------------------------------------------------------
Gary F. Jonas                   -                -            -               -                 -              -
- -----------------------------------------------------------------------------------------------------------------------
William P. Leonard              -                -        3,825          15,750           147,760        385,875
- -----------------------------------------------------------------------------------------------------------------------

      (1) Value is based upon the closing price of TLC's common shares on the NASDQ on May 31, 1999, which was US$44.00.

Employment Contracts

Mr. Elias Vamvakas

      The Corporation has entered into an employment contract with Mr. Elias Vamvakas on January 1, 1996. He is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. This agreement was amended on August 14, 1998. The term of the amended agreement is five years commencing on January 1, 1996 with automatic one year renewals unless otherwise terminated by the parties. During the initial year of the agreement, the base salary was US$225,000, US$250,000 in the second year of the term, US$275,000 in the third year, US$316,250 in the fourth year, and US$363,750 in the fifth year. Thereafter, Mr. Vamvakas' base salary will be determined by the Board of Directors but will never be less than the previous year's base salary plus fifteen percent. Mr. Vamvakas' compensation also includes a discretionary annual bonus as determined by the Board of Directors, provided that Mr. Vamvakas is not entitled to receive a bonus in the fourth or fifth years of the contract.

      Pursuant to the amendment to the contract, Mr. Vamvakas was granted options to acquire an aggregate of 250,000 Common Shares at an exercise price of C$20.75 (US $13.13). Options to acquire 125,000 common shares vested immediately and options to acquire 62,500 will vest on each of December 31, 1999 and December 31, 2000, provided that, prior to each of such dates, (i) the Company achieves certain financial results or (ii) the price of the Common Shares on The Toronto Stock Exchange reaches certain levels. If neither of these conditions are met on the specified dates, the unvested options are forfeited.

      Mr. Vamvakas' employment may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Mr. Vamvakas will be entitled to receive 24 months' base salary and bonus and shall be entitled to exercise all share options granted but not otherwise exercisable or forfeited.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Dr. Jeffery J. Machat

      The Corporation has entered into a consulting agreement with Excimer Management Corporation which corporation will make available to TLC the services of Dr. Jeffery J. Machat as a consultant relating to the business of the Corporation. Pursuant to such agreement, Dr. Machat is designated Co-National Medical Director of TLC. The term of the agreement was three years commencing on January 1, 1996. The Corporation has commenced negotiations with Dr. Machat to extend the agreement. The agreement provides for an annual consulting fee in the amount of US$200,000. Dr. Machat has also entered into a surgery agreement with the Corporation pursuant to which he will perform excimer laser procedures at one or more of the Corporation's clinics and will be entitled to receive a fee of US$200 per eye for routine cases, US$300 per eye for refractive problems or US$400 per eye for complex cases. Dr. Machat is also entitled to receive options under the Share Option Plan as a director.

      Dr. Machat's agreement may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Dr. Machat will be entitled to receive an amount equal to two times the annual consulting fee.

      Dr. Machat's consulting agreement contains non-competition and confidentiality covenants for the benefit of the Corporation.

Gary F. Jonas

      The Corporation has entered into an employment contract with Mr. Gary Jonas who is Executive Vice President, Development of the Corporation. The term of the agreement is five years commencing on September 1, 1997 with automatic one year renewals as agreed upon by the parties. During the initial year of the agreement, the base salary was US$220,000, with an annual review of salary during each year of the term. Mr. Jonas no longer participates in the Corporation's Stock Option Plan under the terms of his contract.

      Mr. Jonas' employment may be terminated for cause. If terminated other than for cause, Mr. Jonas will be entitled to receive 6 months' salary and shall be entitled to exercise all vested share options granted.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

David C. Eldridge, O.D.

      The Corporation has entered into an employment agreement with Dr. David Eldridge who is Executive Vice President, Clinical Affairs of the Corporation. The term of the agreement is indefinite. Effective September 1, 1998, the base annual salary was US$183,337, with an annual review of salary increases by the Corporation based upon performance. Dr. Eldridge is also entitled to receive options under the Corporation's Share Option Plan. Dr. Eldridge's compensation also includes a discretionary annual bonus as determined by the Board of Directors.

      Dr. Eldridge may terminate his employment agreement with the Corporation with one month's notice. Dr. Eldridge's employment may be terminated by TLC without cause (a) during the first three years of employment, by giving six months notice and paying him an amount equal to 5% of his base salary; and, (b) at or after the first three years of employment, by giving 12 months notice plus one additional month for every year of employment after three years, and paying him an amount equal to 10% of base annual salary.

      The agreement contains change of control provisions that provide, among other things, that Dr. Eldridge may terminate his employment with the Corporation for any reason within six months following a change of control and would be entitled to 12 months base annual salary on termination.

      The agreement also contains non-competition and confidentiality covenants for the benefit of the Corporation.

Compensation Committee Interlocks and Insider Participation

       Committee of the Board of Directors is composed of Dr.
Sullins, Mr. Gourwitz, and Mr. Connacher. None of the members of the Compensation Committee is an officer, employee or former officer or employee of the Corporation. Determination of the compensation of executive officers of each of the subsidiaries of the Corporation is made by the entire Board of Directors of each subsidiary. Dr. Sullins also serves as a member of the boards of directors of one or more subsidiaries of the Corporation.

                        REPORT ON EXECUTIVE COMPENSATION

      The Corporation's corporate philosophy on compensation is that compensation should be tied to an individual's performance and to the performance of the Corporation as a whole. TLC believes that executive officers who make a substantial contribution to the long-term success of the Corporation and its subsidiaries are entitled to participate in that success.

      The compensation of the Corporation's executive officers, including its Named Executive Officers, is comprised of three components: (i) base salary;
(ii) cash bonuses; and (iii) long-term incentives in the form of stock options. The Corporation does not have an executive pension plan.

      TLC is an emerging corporation which was incorporated in 1993 and consequently the Board of Directors has placed considerable emphasis upon the incentive of stock options in determining executive compensation in order to align the interests of the executive officers with the long-term interests of the Corporation's shareholders.

      The Share Option Plan is administered by the Board of Directors. The purpose of the Share Option Plan is to advance the interests of the Corporation by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons;
(iii) increasing the proprietary interests of eligible persons in the success of the Corporation; (iv) encouraging eligible persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers or directors to the Corporation or its affiliates. In determining whether to grant options and how many options to grant to eligible persons under the Share Option Plan, consideration is given to each individual's past performance and contribution to the Corporation as well as that individual's expected ability to contribute to the Corporation in the future.

Compensation of Chief Executive Officer

      During Fiscal 1999, Mr. Vamvakas, the President, Chief Executive Officer and Chairman of the Board of Directors of TLC, continued to provide the leadership and strategic direction that has enabled the Corporation to continue its expansion throughout Canada and the United States.

      The base compensation paid to Mr. Vamvakas during Fiscal 1999 was set by his employment agreement described under " - Employment Contracts." The terms of his employment contract were amended in Fiscal 1999 based upon the subjective evaluation of factors including his contribution to the Corporation, the leadership and strategic direction he has provided and comparisons with comparable positions in other companies. Stock options to acquire up to 250,000 shares were granted to Mr. Vamvakas as a bonus and an incentive during Fiscal 1999, based on the same factors. Options to acquire 125,000 shares vested immediately with the remainder becoming exercisable over the next two years upon the occurrence of certain events. If the stated events do not occur, the unvested options are forfeited. See "Executive Compensation - Summary Compensation Table" and "- Employment Contracts".

      The foregoing report is submitted by the Compensation Committee.

William David Sullins, Jr., OD      James R. Connacher      Howard J. Gourwitz

Compensation of Directors

      Directors of the Corporation who are not executive officers of the Corporation are entitled to receive an attendance fee of $350 (C$ for Canadian resident directors and US$ for U.S. resident directors) in respect of each meeting attended. Non-executive members of the Board who are chairpersons of Committees of the Board will also receive an annual fee of $5,000 for their services (C$ for Canadian residents and US$ for U.S. residents). In addition, directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and are entitled to receive options under the Share Option Plan. On December 1, 1998, non-executive members of the Board of Directors were each issued options to acquire 5,000 Common Shares at US$ 19.50 per share.

                                PERFORMANCE GRAPH

      The following show the cumulative total shareholder return (assuming reinvestment of dividends) over the last two fiscal years compared to the cumulative total return on the TSE 300 Index and the Nasdaq Health Services Stocks Index.

        Cumulative Total Return on $100 Investment Assuming Dividends are
                      Reinvested May 31, 1996-May 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

- --------------------------------------------------------------------------------
                    5/31/1996       5/31/1997      5/31/1998       5/31/1999
- --------------------------------------------------------------------------------
TLC  The   Laser     C$100          C$172.66       C$345.324        C$938.85
Center Inc.
- --------------------------------------------------------------------------------
TSE 300              C$100          C$124.25        C$150.10        C$137.57
Composite Index
- --------------------------------------------------------------------------------
Nasdaq Health       US$100          US$82.86        US$84.83        US$72.60
Services Stocks
- --------------------------------------------------------------------------------

                   STATEMENT OF CORPORATE GOVERNANCE POLICIES

      The Board of Directors of TLC believes that strong corporate governance practices are essential to the well-being of the Corporation and its shareholders. Since March 1996, the Common Shares have been listed on The Toronto Stock Exchange. The By-Laws of The Toronto Stock Exchange require that this Statement of Corporate Governance Practices relate the corporate governance practices of the Board of Directors to the "Guidelines for Improved Corporate Governance" contained in the Final Report of The Toronto Stock Exchange Committee on Corporate Governance in Canada (the "TSE Report"). A description of the Corporation's corporate governance practices follows.

Mandate of the Board of Directors

      The mandate of the Board of Directors is to supervise the management of the business and affairs of the Corporation and to act with a view to the best interests of the Corporation.

Composition of the Board of Directors

      The Board of Directors is currently comprised of seven members.

Assuming the proposed nominees for election as directors are elected at the Meeting, the Board of Directors believes that four directors are "unrelated" directors and the remaining three are "related" directors, within the meaning of the TSE Report. An "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholding. The Corporation does not have a significant shareholder, since there is no person who has the ability to exercise a majority of the votes attached to the outstanding shares of the Corporation for the election of directors. There were eight meetings of the Board of Directors in Fiscal 1999. Messrs. Rustand and Machat attended four of the eight meetings, Dr. Sullins attended six of the eight meetings and Mr. Connacher attended seven of the eight meetings. The other directors attended all of the meetings. In addition to attending board and applicable committee meetings, the unrelated directors of the Corporation meet regularly independent of management to discuss the business and affairs of the Corporation.

Board Committees

      The Board of Directors has established three committees. The following is a brief description of each committee and its composition.

      The Audit Committee consists of three directors: Messrs. Gourwitz and Rustand and Dr. Sullins, all of whom are unrelated directors. The Audit Committee is responsible for the engagement of the Corporation's independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the Corporation's accounts following the completion of the audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. There were five meetings of the Audit Committee relating to Fiscal 1999.

      The Compensation Committee consists of three directors: Messrs. Connacher and Gourwitz, and Dr. Sullins, all of whom are unrelated directors. The Compensation Committee is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance Committee (see below) for approval of the Board of Directors. There was one meeting of the Compensation Committee relating to Fiscal 1999.

      The Corporate Governance Committee consists of four directors: Messrs. Connacher, Rustand and Gourwitz and Dr. Sullins, all of whom are unrelated directors. The Corporate Governance Committee is responsible to the Board of Directors with respect to developments in the area of corporate governance, the practices of the Board, the nomination of Directors and the delegation of work to other committees of the Board. Although there were discussions and correspondence pertaining to the work of the Corporate Governance Committee during Fiscal 1999, there were no meetings of the Corporate Governance Committee relating to Fiscal 1999. The committee serves as a nominating committee and will consider nominees for the Board of Directors recommended by shareholders. Recommendations by shareholders should be submitted to the Company's Secretary and should identify the recommended nominee by name and provide detailed background information. Recommendations received by May 31, 2000 will be considered by the committee for nomination at the 2000 annual meeting of shareholders.

Shareholder Communications

      The Board of Directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and the Corporation has procedures in place to permit and encourage feedback from its shareholders. TLC's senior officers are available to shareholders and, through its investor relations department, TLC seeks to provide clear and accessible information about the results of the Corporation's business and its future plans. TLC has established an investor web site on the Internet through which it makes available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Vamvakas may also be contacted directly by investors through the Internet.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

      The Corporation maintains directors' and officers' liability insurance. Under this insurance coverage the insurer pays on behalf of the Corporation for losses for which the Corporation indemnifies its directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which they are not indemnified for the Corporation. The policy limit is US$50,000,000 per policy term subject to a deductible of US$100,000 per occurrence with respect to corporate indemnity provisions and US$250,000 if the claim relates to securities law claims. The total premium in respect of the directors' and officers' liability insurance for Fiscal 1999 was approximately US$485,000. The insurance policy does not distinguish between directors and officers as separate groups.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

            There are no material transactions since the commencement of Fiscal 1999.

      Indebtedness of Directors, Executive Officers and Senior Officers

      No officer, director, or employee, or former officer, director or employee of the Corporation or any of its subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness) at any time during Fiscal 1999 to the Corporation or any of its subsidiaries other than as disclosed below:

- --------------------------------------------------------------------------------------------------------
                                                             Largest Amount                Amount
                                Involvement of the   Outstanding During year ended   Outstanding as at
 Name and Principal Position       Corporation                May 31, 1999           September 15, 1999
                                                                  (C$)                    (C$)(1)
- --------------------------------------------------------------------------------------------------------
Elias Vamvakas,                      Car Loan                    51,232                       -
Chief Executive Officer
- --------------------------------------------------------------------------------------------------------
Madeline Walker,                     Car Loan                    30,590                   21,584
Chief Operating Officer
- --------------------------------------------------------------------------------------------------------

(1)   The indebtedness is secured in each case by an automobile of the officer.

                             APPOINTMENT OF AUDITORS

      It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of a resolution appointing Ernst & Young, Toronto, Ontario, as auditors of the Corporation, to hold office until the next annual meeting of shareholders, and authorizing the directors to fix the remuneration to be paid to the auditors, unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the appointment of auditors. Ernst & Young have been auditors of the Corporation since 1997. If shareholders do not approve the appointment of Ernst & Young, the Board of Directors will reconsider their appointment. Representatives of Ernst & young are expected to attend the Meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from the shareholders.

                                   NAME CHANGE

      At the Meeting, the Corporation will seek approval of a special resolution ("Special Resolution Number 1"), authorizing an amendment to the articles of the Corporation to change the name of the Corporation to "TLC Laser Eye Centers Inc." This name is intended to better reflect the business of the Corporation.

      In order to be effective, Special Resolution Number 1 must be passed by at least two-thirds of the votes cast at the Meeting. It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of the Special Resolution Number 1, a copy of which is set out on Exhibit A to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

                            AMENDMENT TO BY-LAW NO. 3

      The Corporation will seek approval of a resolution ( "Resolution Number 2"), confirming the amendment of By-Law No. 3 (the "By-Law") of the Corporation to reduce the quorum requirement for a valid shareholders' meeting. Section 5 of the By-Law currently states that a quorum at any meeting of shareholders shall be two persons present in person and each entitled to vote thereat and holding not less that 51% of the votes entitled to be cast thereat. On August 20, 1999, the Board of Directors approved the amendment of the By-Law to provide that a quorum at any meeting of shareholders shall be two persons present in person and each entitled to vote thereat and holding not less than 20% of the votes entitled to be cast thereat. The purpose of the amendment to the By-law is to simplify the quorum requirement to ensure that the business of the Corporation can be carried on effectively.

      In order to be effective, Resolution Number 2 must be passed by a majority of the votes cast at the Meeting. In addition, the implementation of this amendment is subject to the receipt of appropriate regulatory approval. It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Resolution Number 2, a copy of which is set out on Exhibit B to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

                               SHARE COMPENSATION

      At the Meeting, the Corporation will seek approval of a resolution ("Resolution Number 3"), authorizing the Board of Directors of the Corporation to issue up to 500,000 Common Shares in the aggregate over the next two years to doctors as compensation for providing administrative or consulting services to the Corporation or its subsidiaries. Resolution Number 3 is intended to provide the Corporation with flexibility to issue Common Shares in order to attract and retain the administrative and consulting services (not including seeing patients or practicing medicine) of experienced and knowledgeable ophthalmologists and optometrists. An aggregate of 40,000 common shares have previously been issued to doctors, subject to shareholder approval of Resolution Number 3, in exchange for services. Shareholder approval of Resolution Number 3 is being sought in accordance with the rules of The Toronto Stock Exchange. The authority conferred by Resolution Number 3 will expire at the end of the annual meeting of the Corporation in 2001, unless extended by approval of the shareholders.

      In order to be effective, Resolution Number 3 must be passed by a majority of the votes cast at the Meeting. It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Resolution Number 3, a copy of which is set out on Exhibit C to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

                            SHAREHOLDERS RIGHTS PLAN

      At the Meeting, shareholders will be asked to approve a resolution ("Resolution Number 4") ratifying, confirming and approving the shareholder rights plan (the "Rights Plan"), which was considered and adopted by the Board of Directors on September 9, 1999 and made effective as of September 21, 1999, subject to regulatory and shareholder approval. Approval of the Rights Plan by the shareholders of the Corporation is required by the TSE.

      In order to be effective, Resolution Number 4 must be passed by a majority of the votes cast at the Meeting. The Board of Directors has determined that the Rights Plan is in the best interests of the Corporation and recommends that shareholders vote in favour of Resolution Number 4. It is the intention of the management representatives designated in the enclosed form of proxy to vote the shares in respect of which they are appointed proxy in favour of Resolution Number 4, a copy of which is set out on Exhibit D to this Circular, unless the shareholder who has given such proxy has directed that the shares be otherwise voted.

Effect and Advantages of a Rights Plan

      Under the provincial securities legislation in Canada, a take-over bid generally means an offer to acquire voting or equity shares of a corporation that, together with shares already owned by the bidder and certain parties related thereto, amount to 20% or more of the outstanding voting shares. The existing legislative framework for take-over bids presents certain concerns for shareholders, which has led many Canadian companies to adopt shareholder rights plans. In particular, this legislation permits a take-over bid to expire 21 days after it is initiated. The Board of Directors is of the view that this is an insufficient time period for shareholders to consider a take-over bid and make a reasoned and careful decision regarding such bid, or to consider actual or possible competing take-over bids. Furthermore, a shareholder may feel compelled to tender its common shares to a take-over bid which such shareholder considers to be inadequate, out of a concern that in failing to do so, it may be left with illiquid or minority-discounted common shares. As a result, in the absence of a shareholders rights plan, shareholders may fail to realize the maximum value for their common shares.

      The purpose of the Rights Plan is to ensure adequate time for shareholders of the Corporation to assess the merits of a take-over bid without undue pressure. The Rights Plan is designed to give the Board of Directors time to consider alternatives, which may allow shareholders to receive full and fair value for their common shares. Moreover, the Board of Directors believes that the Rights Plan will encourage persons seeking to acquire control of the Corporation to do so by means of a public take-over bid available to all shareholders, which will give shareholders the best opportunity of being assured that they will participate on an equal basis, regardless of the size of their holdings, in an acquisition of control of the Corporation.

      The Rights Plan does not affect the duty of the Board of Directors to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Indeed, the Board of Directors believes that the Rights Plan remains an appropriate mechanism to ensure that the Board of Directors will be able to discharge its responsibility to assist shareholders in responding to a take-over bid.

      The Rights Plan was not adopted by the Board of Directors in response to any acquisition or take-over bid. Furthermore, in adopting the Rights Plan, the Board of Directors does not intend to prevent a change of control of the Corporation or to secure the continuance of current management or the directors currently in office. The Rights Plan is not part of a plan by management to adopt a series of anti-takeover measures. However, the Corporation already has in place certain provisions in its articles and by-laws which may be deemed to render more difficult, or discourage, takeovers or changes in control of the Corporation. See "Existing Anti-Takeover Provisions". At present, management does not intend to propose other anti-takeover measures in future proxy solicitations.

      Shareholder rights plans have been adopted by a large number of publicly-held corporations in Canada. The terms of the Rights Plan are substantially the same as those recently adopted by other major Canadian companies.

Disadvantages of a Rights Plan

      The Rights Plan could have the effect of deterring tender offers or take-over attempts, even though such an offer or attempt might appear to shareholders to be beneficial, and could make it more difficult for the holder of a large block of the common shares to assume control of the Corporation. In addition, it has been argued that rights plans, in general, have the effect of entrenching management by discouraging certain take-overs which are not favored by management.

Existing Anti-Takeover Provisions

      The following factor, and its potential for having an anti-takeover effect, should be reviewed in evaluating the proposal to approve the Rights Plan.

      Under the Corporation's Articles of Incorporation, the Board of Directors may issue an unlimited number of additional common shares. Although the Board of Directors has no present intention of doing so, such shares could be issued in a manner that would make an acquisition of the Corporation more difficult.

Terms of the Rights Plan

      The material terms of the Rights Plan are summarized below. Reference should be made to the actual provisions of the Shareholder Rights Plan Agreement between the Corporation and CIBC Mellon Trust Company as Rights Agent, copies of which are available to shareholders upon request and will be made available at the Meeting. Capitalized terms which are not defined below have the meanings attributed to such terms in such agreement.

Rights

      One Right has been issued and is attached to each outstanding common share of the Corporation. A Right only becomes exercisable upon the occurrence of a Flip-In Event, which is a transaction pursuant to which a person becomes an Acquiring Person and which otherwise does not meet the requirements of a Permitted Bid.

      When exercised, a Right entitles each shareholder who is not then attempting to acquire control of the Corporation to purchase additional common shares at a substantial discount to market value. This purchase would cause substantial dilution to the person or group of persons attempting to acquire control of the Corporation, other than by way of a Permitted Bid. The Rights will expire on the termination of the Rights Plan, unless redeemed before such time.

Acquiring Person

      An Acquiring Person is generally a person who becomes the beneficial owner of 20% or more of the outstanding common shares of the Corporation. Under the Rights Plan, there are various exceptions, including:

      (a) a person who acquires 20% or more of the outstanding common shares due to (i) acquisitions of common shares by the Corporation, (ii) pro rata distributions of common shares by the Corporation, or (iii) the issuance of common shares on an exempt private placement basis (subject to certain limits); and

      (b) underwriters who obtain common shares for the purposes of a public distribution.

Beneficial Ownership

      The thresholds for triggering the Rights Plan are based on the percentage of shares that are Beneficially Owned by a person. This is defined in terms of legal or equitable ownership of common shares. In addition, a person is deemed to be the Beneficial Owner of common shares in circumstances where that person, and its affiliates or associates and any other person acting jointly or in concert with such person, has a right to acquire common shares within 60 days. There are various exceptions to this rule, including:

      (a)   persons who tender common shares pursuant to a take-over bid;

      (b)   persons such as portfolio managers who hold as nominees;

      (c) persons who enter into lock-up agreements on certain terms and conditions; and

      (d) persons who have been given proxies to vote other persons' common shares in connection with the public proxy solicitation, or who have agreements as to how they will vote their common shares.

Permitted Bid

      If a take-over bid is structured as a Permitted Bid, a Flip-In Event will not occur and the Rights will not become exercisable. The requirements of a Permitted Bid include the following:

      (a) the take-over bid must be made to all shareholders by means of a take-over bid circular;

      (b) the take-over bid must not permit the bidder to take up any common shares that have been tendered pursuant to the take-over bid prior to the expiry of a period not less than 60 days after the take-over bid is made, and then only if at such time more than 50% of the common shares held by the Independent Shareholders (shareholders other than the bidder, its affiliates and persons acting jointly or in concert with such bidder), have been tendered pursuant to the take-over bid and not withdrawn;

      (c) the take-over bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, common shares may be tendered at any time during the 60 day period referred to in (b) above and that any common shares deposited pursuant to the take-over bid may be withdrawn until they have been taken up and paid for; and

      (d) if more than 50% of the common shares held by Independent Shareholders are tendered to the take-over bid within the 60-day period, then the bidder must make a public announcement of that fact and the take-over bid must then remain open for an additional 10 business days from the date of such public announcement.

      The Rights Plan also allows a Competing Permitted Bid to be made while a Permitted Bid is in existence. A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made but prior to its expiry, and which satisfies all of the requirements of a Permitted Bid except that it may expire on the same date as the Permitted Bid (provided that the Competing Permitted Bid is open for a minimum of 21 days).

      The requirements of a Permitted Bid and a Competing Permitted Bid enable shareholders to decide whether the take-over bid or any competing permitted bid is adequate on its own merits, without being influenced by the likelihood that a take-over bid will succeed. Moreover, if there is sufficient support for a take-over bid such that at least 50% of the outstanding common shares have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw its common shares from a competing take-over bid, if any, and whether to tender to the take-over bid.

Waiver and Redemption

      The Board of Directors may waive the application of the Rights Plan to a particular take-over bid or redeem the Rights in the following circumstances:

      (a) a waiver can only be given where a take-over bid is made by way of a take-over bid circular;

      (b) a waiver given in respect of one take-over bid constitutes an automatic waiver in respect of all other competing take-over bids;

      (c) a waiver may be given in the event of an acquisition of common shares by any person over the 20% threshold, provided that such person agrees to dispose of the excess shares within 30 days, if such acquisition was inadvertent and without any intention to cause a Flip-In Event, and otherwise within 10 days; and

      (d) the Rights are deemed to be redeemed upon the successful completion of a Permitted Bid (or a Competing Permitted Bid) if a waiver has been given in respect of any other take-over bid made by way of circular.

      The Board of Directors may, however, terminate the Rights Plan, with prior shareholder approval, at any time prior to the occurrence of a Flip-In Event by redeeming all of the Rights that are then outstanding at a price of $0.0001 per Right.

Termination

      The Rights Plan will expire on the fifth anniversary of its adoption, namely on November 4, 2004. However, in addition to the shareholder approval that is being sought at the Meeting, shareholder reconfirmation of the Rights Plan is also required at the first annual shareholders meeting after the third anniversary of the Rights Plan, namely at the shareholders meeting to be held after November 4, 2002.

                                 OTHER BUSINESS

      The Corporation knows of no other matter to come before the Meeting other than the matters referred to in the notice of meeting.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any proposal of a shareholder intended to be presented at the Corporation's annual meeting of shareholders for Fiscal 2000 must be received by the Corporation's principal office not later than July 1, 2000 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF DISCLOSURE DOCUMENTS

      The Corporation will provide any person or company, upon request to its Secretary, with a copy of:

      (i) the most recent annual information form or Form 10-K of the Corporation, which includes management's discussion and analysis of financial conditions and results of operations, together with a copy of any document or the pertinent pages of any document incorporated therein by reference;

      (ii) the comparative financial statements of the Corporation for the fiscal year ended May 31, 1999, together with the report of the auditors thereon;

      (iii) the most recent annual report of the Corporation;

      (iv) the interim financial statements of the Corporation for the periods subsequent to the end of its fiscal year; and

      (v)   this Circular.

                               DIRECTORS' APPROVAL

      The contents and sending of this Circular have been approved by the Board of Directors of the Corporation.

                                           By Order of the Board of Directors


                                           /s/ John F. Riegert

                                           John F. Riegert
                                           Secretary

Mississauga, Canada
September 29, 1999

                                  EXHIBIT A

     Special Resolution Number 1 Relating to the Change in the Name of the
                                  Corporation

Be it resolved that:

1. The articles of the Corporation be amended to change the name of the Corporation to "TLC Laser Eye Centers Inc."; and

2. any director or officer of the Corporation is hereby authorized and empowered for and in the name of and on behalf of the Corporation to execute, in duplicate, and to deliver to the Director under the Business Corporations Act (Ontario), articles of amendment and to execute, or cause to be executed, whether under the corporate seal of the Corporation or otherwise, and to deliver or cause to be delivered all such other documents and instruments, and to do or cause to be done all such other acts and things as, in the opinion of such director or officer, may be necessary or desirable in order to carry out the intent of this special resolution.

                                    EXHIBIT B

            Resolution Number 2 Relating to Amendment to By-Law No. 3

Be it resolved that:

The amendment of section 5 of By-Law No. 3 of the Corporation, approved by the Board of Directors on August 20, 1999, as described in the accompanying management information circular for this meeting under the heading "Amendment to By-Law No. 3", is hereby confirmed.

                                    EXHIBIT C

               Resolution Number 3 Relating to Share Compensation

Be it resolved that:

1. The Board of Directors is hereby authorized and empowered to issue from time to time up to 500,000 common shares of the Corporation to doctors as compensation for providing administrative or consulting services to the Corporation or its subsidiaries;

2. unless extended by resolution of the shareholders of the Corporation, the authority conferred by this resolution shall expire at the end of the annual meeting of the Corporation in 2001; and

3. any director or officer of the Corporation is hereby authorized and empowered for and in the name of and on behalf of the Corporation to execute and deliver, whether under the corporate seal or otherwise, all such documents and instruments and to do all such other acts and things as, in the opinion of such director or officer, may be necessary or desirable in order to carry out the intent of this resolution.

                                    EXHIBIT D

           Resolution Number 4 Relating to the Shareholder Rights Plan

Be it resolved that:

1. The adoption of the Shareholder Rights Plan Agreement dated as of September 21, 1999 between the Corporation and CIBC Mellon Trust Company is hereby ratified, confirmed and approved; and

2. any director or officer of the Corporation is hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver or cause to be delivered all such documents and to do all such other acts and things as such person may consider necessary or desirable in order to carry out the intent of the foregoing resolution and the matters authorized thereby.